UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Large Cap Equity Fund

Dreyfus Large Cap Growth Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus Large Cap Equity Fund

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016, through December 31, 2016, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Large Cap Equity Fund’s Class A shares achieved a total return of 10.93%, Class C shares returned 10.03%, Class I shares returned 11.23%, and Class Y shares returned 11.25%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 11.94% for the same period.2

U.S. stocks achieved solid returns in 2016 amid positive economic growth and expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. The fund lagged its Index, mainly due to security selection shortfalls in the information technology, financials, and utilities sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political, and social trends and their implications for different market and industry sectors. Using a bottom-up approach, fundamental research is used to identify companies with characteristics such as: earnings power unrecognized by the market, sustainable revenue and cash flow growth, positive operational and/or financial catalysts, attractive relative value versus history and peers, and strong or improving financial condition.

Economic and Political Developments Drove Equity Markets

U.S. stocks moved sharply lower over the opening weeks of 2016 due to weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, global monetary easing, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding Great Britain’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index advance further over the summer. Stocks gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, stocks again rallied strongly, and the Index achieved record highs as investors anticipated increased government spending, lower corporate taxes, and a less stringent regulatory environment.

Security Selections Produced Mixed Results

Although the fund produced double-digit returns during 2016, it fell somewhat short of the Index due to some disappointing stock selections. In the information technology sector,

3

DISCUSSION OF FUND PERFORMANCE (continued)

several holdings that gained considerable value in 2015 gave back some of their gains in 2016. Palo Alto Networks was hurt by a slowdown in spending on cybersecurity solutions, ServiceNow reported weaker-than-expected earnings due to an elongation of its sale cycle, and salesforce.com was hurt by concerns surrounding potential acquisitions. Among financial companies, Invesco and other investment managers struggled with the possibility of a regulatory change, and lack of exposure to Berkshire Hathaway prevented the fund from participating in its gains. Electric utility Dynegy encountered pressure from an oversupply of electricity and weather-related issues.

On a more positive note, the fund achieved robust results in the energy sector, the Index’s top-performing segment in 2016. Exploration-and-production companies Devon Energy and Pioneer Natural Resources rallied from previous weakness as commodity prices rebounded, and oil services providers Halliburton and Nabors Industries advanced later in the year in anticipation of rising customer demand. Returns in the industrials sector were bolstered by post-election expectations of higher infrastructure spending, which drove Eaton, Ingersoll-Rand, and Illinois Tool Works higher. Ingersoll-Rand and Illinois Tool Works also were helped by restructuring activity. In the consumer discretionary sector, Time Warner reported solid earnings growth and received a takeover offer from a major telecommunications company. Yum! Brands advanced after it spun off its China operations into a separate company, and Cheesecake Factory achieved higher profit margins than anticipated. Results in the materials sector were supported by steelmaker Nucor, which climbed in anticipation of stronger demand, and chemicals producer Celanese, where restructuring actions helped support profit margins.

A Greater Emphasis on Economically Sensitive Companies

While we can’t predict the timing or magnitude of the new presidential administration’s impact on the economy, we believe the announced emphasis on pro-growth fiscal, tax, and regulatory policies is likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. Therefore, we have placed greater emphasis on companies expected to benefit from stronger economic trends. As of year-end, the fund held overweighted exposure to the information technology and financials sectors, but we have identified relatively few opportunities in the utilities and real estate sectors.

January 17, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

 The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Large Cap Equity Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	4.53%	12.91%	4.01%
without sales charge	8/10/92	10.93%	14.26%	4.62%
Class C shares
with applicable redemption charge †	9/13/08	9.03%	13.37%	4.37%††
without redemption	9/13/08	10.03%	13.37%	4.37%††
Class I shares	8/10/92	11.23%	14.67%	5.39%
Class Y shares	10/01/15	11.25%	14.67%††	5.39%††
S&P 500® Index		11.94%	14.65%	6.94%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

 The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.81	$9.74	$4.23	$4.02
Ending value (after expenses)	$1,100.20	$1,095.50	$1,102.30	$1,102.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.58	$9.37	$4.06	$3.86
Ending value (after expenses)	$1,019.61	$1,015.84	$1,021.11	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C, .80% for Class I and .76% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2016

Common Stocks - 99.1%	Shares		Value ($)
Banks - 4.8%
Bank of America	441,750		9,762,675
Citizens Financial Group	228,210		8,131,122
Wells Fargo & Co.	98,660		5,437,153
			23,330,950
Capital Goods - 9.7%
3M	29,800		5,321,386
Eaton	97,210		6,521,819
General Electric	164,590		5,201,044
Honeywell International	66,941		7,755,115
Illinois Tool Works	70,523	[a]	8,636,246
Ingersoll-Rand	108,110		8,112,574
United Technologies	52,012		5,701,555
			47,249,739
Consumer Durables & Apparel - 1.1%
NIKE, Cl. B	106,206		5,398,451
Consumer Services - 1.9%
Panera Bread, Cl. A	23,386	[a,b]	4,796,235
Yum! Brands	71,390		4,521,129
			9,317,364
Diversified Financials - 8.6%
Ally Financial	345,320		6,567,986
Charles Schwab	210,460		8,306,856
Intercontinental Exchange	122,950		6,936,839
Invesco	236,836		7,185,604
Synchrony Financial	183,030		6,638,498
Voya Financial	170,900		6,702,698
			42,338,481
Energy - 10.0%
Cabot Oil & Gas	163,250		3,813,520
Chevron	44,573		5,246,242
Exxon Mobil	52,450		4,734,137
Halliburton	93,840		5,075,806
Marathon Petroleum	123,650		6,225,777
Nabors Industries	307,090		5,036,276
Pioneer Natural Resources	24,505		4,412,615
Schlumberger	56,310		4,727,224
Valero Energy	79,150		5,407,528

8

Common Stocks - 99.1% (continued)	Shares		Value ($)
Energy - 10.0% (continued)
Williams Cos.	130,310		4,057,853
			48,736,978
Food & Staples Retailing - 1.0%
Costco Wholesale	30,880		4,944,197
Food, Beverage & Tobacco - 6.0%
Constellation Brands, Cl. A	31,326		4,802,589
Mondelez International, Cl. A	124,200		5,505,786
Monster Beverage	119,797	[b]	5,311,799
PepsiCo	79,910		8,360,983
Philip Morris International	58,406		5,343,565
			29,324,722
Health Care Equipment & Services - 3.9%
Abbott Laboratories	80,340		3,085,859
UnitedHealth Group	54,245		8,681,370
Universal Health Services, Cl. B	30,824		3,279,057
Zimmer Biomet Holdings	37,085		3,827,172
			18,873,458
Household & Personal Products - 1.5%
Procter & Gamble	88,195		7,415,436
Insurance - 1.5%
Hartford Financial Services Group	157,210		7,491,056
Materials - 3.3%
Celanese, Ser. A	73,020		5,749,595
Dow Chemical	101,110		5,785,514
Nucor	77,860		4,634,227
			16,169,336
Media - 3.9%
Comcast, Cl. A	50,890		3,513,954
Time Warner	100,240		9,676,167
Walt Disney	54,673		5,698,020
			18,888,141
Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
Agilent Technologies	69,460		3,164,598
Alexion Pharmaceuticals	34,519	[b]	4,223,400
Allergan	25,754		5,408,597
BioMarin Pharmaceutical	29,213	[b]	2,420,005
Bristol-Myers Squibb	68,170		3,983,855
Celgene	35,972	[b]	4,163,759
Eli Lilly & Co.	71,560		5,263,238

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.6% (continued)
Incyte	31,225	[b]	3,130,931
Johnson & Johnson	47,894		5,517,868
Merck & Co.	97,520		5,741,002
Pfizer	124,620		4,047,658
			47,064,911
Real Estate - 1.1%
American Tower	52,882	[c]	5,588,570
Retailing - 4.0%
Amazon.com	16,970	[b]	12,725,294
Home Depot	51,271		6,874,416
			19,599,710
Semiconductors & Semiconductor Equipment - 10.3%
Broadcom	70,603		12,480,492
Intel	154,080		5,588,482
Micron Technology	364,720	[b]	7,994,662
NVIDIA	91,740		9,792,328
QUALCOMM	130,950		8,537,940
Taiwan Semiconductor Manufacturing, ADR	213,170		6,128,637
			50,522,541
Software & Services - 11.0%
Accenture, Cl. A	29,792		3,489,537
Adobe Systems	65,562	[b]	6,749,608
Alphabet, Cl. A	19,907	[b]	15,775,302
Electronic Arts	58,710	[b]	4,624,000
Facebook, Cl. A	91,532	[b]	10,530,757
Microsoft	46,670		2,900,074
salesforce.com	51,860	[b]	3,550,336
Visa, Cl. A	80,760		6,300,895
			53,920,509
Technology Hardware & Equipment - 1.7%
Apple	46,651		5,403,119
Palo Alto Networks	23,523	[a,b]	2,941,551
			8,344,670
Telecommunication Services - 2.2%
AT&T	191,420		8,141,093
Verizon Communications	45,620		2,435,196
			10,576,289
Utilities - 2.0%
Dominion Resources	58,840		4,506,556

10

Common Stocks - 99.1% (continued)	Shares		Value ($)
Utilities - 2.0% (continued)
Exelon	142,600		5,060,874
			9,567,430
Total Common Stocks (cost $381,459,817)			484,662,939
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,336,954)	5,336,954	[d]	5,336,954
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $4,869,948)	4,869,948	[d]	4,869,948
Total Investments (cost $391,666,719)	101.2%		494,869,841
Liabilities, Less Cash and Receivables	(1.2%)		(5,728,231)
Net Assets	100.0%		489,141,610

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $15,929,665 and the value of the collateral held by the fund was $16,332,541, consisting of cash collateral of $4,869,948 and U.S. Government & Agency securities valued at $11,462,593.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.0
Semiconductors & Semiconductor Equipment	10.3
Energy	10.0
Capital Goods	9.7
Pharmaceuticals, Biotechnology & Life Sciences	9.6
Diversified Financials	8.6
Food, Beverage & Tobacco	6.0
Banks	4.8
Retailing	4.0
Health Care Equipment & Services	3.9
Media	3.9
Materials	3.3
Telecommunication Services	2.2
Money Market Investments	2.1
Utilities	2.0
Consumer Services	1.9
Technology Hardware & Equipment	1.7
Household & Personal Products	1.5
Insurance	1.5
Consumer Durables & Apparel	1.1
Real Estate	1.1
Food & Staples Retailing	1.0
101.2

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,929,665)—Note 1(b):
Unaffiliated issuers	381,459,817	484,662,939
Affiliated issuers	10,206,902	10,206,902
Cash		1,487,638
Receivable for shares of Common Stock subscribed		1,127,470
Dividends and securities lending income receivable		566,025
Prepaid expenses		25,101
		498,076,075
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		326,561
Liability for securities on loan—Note 1(b)		4,869,948
Payable for investment securities purchased		3,137,187
Payable for shares of Common Stock redeemed		538,600
Interest payable—Note 2		469
Accrued expenses		61,700
		8,934,465
Net Assets ($)		489,141,610
Composition of Net Assets ($):
Paid-in capital		382,959,051
Accumulated undistributed investment income—net		142,561
Accumulated net realized gain (loss) on investments		2,836,876
Accumulated net unrealized appreciation (depreciation) on investments		103,203,122
Net Assets ($)		489,141,610

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,203,842	448,694	38,921,971	446,567,103
Shares Outstanding	187,816	25,959	2,167,433	24,872,701
Net Asset Value Per Share ($)	17.06	17.28	17.96	17.95

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,365,202
Affiliated issuers	8,172
Income from securities lending—Note 1(b)	13,044
Total Income	8,386,418
Expenses:
Management fee—Note 3(a)	3,236,858
Professional fees	71,232
Registration fees	64,968
Custodian fees—Note 3(c)	41,346
Directors’ fees and expenses—Note 3(d)	40,962
Shareholder servicing costs—Note 3(c)	34,892
Prospectus and shareholders’ reports	15,327
Loan commitment fees—Note 2	8,227
Distribution fees—Note 3(b)	3,880
Interest expense—Note 2	469
Miscellaneous	24,425
Total Expenses	3,542,586
Less—reduction in expenses due to undertaking—Note 3(a)	(967)
Less—reduction in fees due to earnings credits—Note 3(c)	(400)
Net Expenses	3,541,219
Investment Income—Net	4,845,199
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,438,412
Net unrealized appreciation (depreciation) on investments	36,496,014
Net Realized and Unrealized Gain (Loss) on Investments	45,934,426
Net Increase in Net Assets Resulting from Operations	50,779,625

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015[a]
Operations ($):
Investment income—net	4,845,199	4,700,338
Net realized gain (loss) on investments	9,438,412	19,188,891
Net unrealized appreciation (depreciation) on investments	36,496,014	(10,664,199)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,779,625	13,225,030
Distributions to Shareholders from ($):
Investment income—net:
Class A	(21,369)	(19,294)
Class I	(358,085)	(4,685,153)
Class Y	(4,446,644)	(11)
Net realized gain on investments:
Class A	(36,884)	(128,711)
Class C	(5,272)	(20,572)
Class I	(437,802)	(19,093,501)
Class Y	(5,051,772)	(45)
Total Distributions	(10,357,828)	(23,947,287)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	387,437	2,890,364
Class C	65,621	279,633
Class I	20,879,462	86,003,438
Class Y	441,271,164	1,000
Distributions reinvested:
Class A	48,411	126,146
Class C	3,654	15,054
Class I	703,323	12,001,927
Class Y	3,267,563	-
Cost of shares redeemed:
Class A	(552,001)	(1,966,763)
Class C	(175,770)	(278,657)
Class I	(407,748,003)	(81,895,708)
Class Y	(67,247,740)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,096,879)	17,176,434
Total Increase (Decrease) in Net Assets	31,324,918	6,454,177
Net Assets ($):
Beginning of Period	457,816,692	451,362,515
End of Period	489,141,610	457,816,692
Undistributed investment income—net	142,561	123,460

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2016	2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	23,790	171,472
Shares issued for distributions reinvested	2,821	8,208
Shares redeemed	(34,295)	(124,544)
Net Increase (Decrease) in Shares Outstanding	(7,684)	55,136
Class C
Shares sold	4,308	16,599
Shares issued for distributions reinvested	210	966
Shares redeemed	(10,719)	(16,912)
Net Increase (Decrease) in Shares Outstanding	(6,201)	653
Class Ib
Shares sold	1,310,386	4,988,054
Shares issued for distributions reinvested	38,922	742,496
Shares redeemed	(26,741,225)	(4,689,277)
Net Increase (Decrease) in Shares Outstanding	(25,391,917)	1,041,273
Class Yb
Shares sold	28,654,909	61
Shares issued for distributions reinvested	181,051	-
Shares redeemed	(3,963,320)	-
Net Increase (Decrease) in Shares Outstanding	24,872,640	61

[a]	Effective October 1, 2015, the fund commenced offering Class Y shares.
[b]	During the period ended December 31, 2016, 25,346,543 Class I shares representing $385,200,543 were exchanged for 25,346,547 Class Y shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value,beginning of period	15.67	16.12	15.06	11.38	9.79
Investment Operations:
Investment income—net[a]	.11	.12	.11	.11	.11
Net realized and unrealized gain (loss) on investments	1.61	.27	1.33	3.69	1.54
Total from Investment Operations	1.72	.39	1.44	3.80	1.65
Distributions:
Dividends from investment income—net	(.12)	(.11)	(.20)	(.12)	(.06)
Dividends from net realized gain on investments	(.21)	(.73)	(.18)	–	–
Total Distributions	(.33)	(.84)	(.38)	(.12)	(.06)
Net asset value, end of period	17.06	15.67	16.12	15.06	11.38
Total Return (%)[b]	10.93	2.55	9.58	33.64	16.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.09	1.13	1.19	1.30
Ratio of net expenses to average net assets	1.10	1.09	1.11	1.13	1.25
Ratio of net investment income to average net assets	.72	.69	.72	.81	.96
Portfolio Turnover Rate	46.42	50.77	57.11	66.65	34.07
Net Assets, end of period ($ x 1,000)	3,204	3,064	2,262	1,501	657

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.89	16.35	15.22	11.57	9.97
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.02)	(.00)[b]	.01	.03
Net realized and unrealized gain (loss) on investments	1.61	.29	1.33	3.74	1.57
Total from Investment Operations	1.60	.27	1.33	3.75	1.60
Distributions:
Dividends from investment income—net	–	–	(.02)	(.10)	–
Dividends from net realized gain on investments	(.21)	(.73)	(.18)	–	–
Total Distributions	(.21)	(.73)	(.20)	(.10)	–
Net asset value, end of period	17.28	15.89	16.35	15.22	11.57
Total Return (%)[c]	10.03	1.76	8.74	32.57	16.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95	1.93	2.05	2.03	2.21
Ratio of net expenses to average net assets	1.86	1.87	1.89	1.90	2.02
Ratio of net investment income (loss) to average net assets	(.05)	(.11)	(.00)[d]	.07	.31
Portfolio Turnover Rate	46.42	50.77	57.11	66.65	34.07
Net Assets, end of period ($ x 1,000)	449	511	515	287	185

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

18

	Year Ended December 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.48	16.92	15.81	11.95	10.26
Investment Operations:
Investment income—net[a]	.18	.18	.17	.16	.16
Net realized and unrealized gain (loss) on investments	1.68	.29	1.40	3.88	1.63
Total from Investment Operations	1.86	.47	1.57	4.04	1.79
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.28)	(.18)	(.10)
Dividends from net realized gain on investments	(.21)	(.73)	(.18)	–	–
Total Distributions	(.38)	(.91)	(.46)	(.18)	(.10)
Net asset value, end of period	17.96	16.48	16.92	15.81	11.95
Total Return (%)	11.23	2.91	9.95	34.12	17.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.75	.76	.78	.81
Ratio of net expenses to average net assets	.76	.75	.76	.78	.81
Ratio of net investment income to average net assets	1.17	1.03	1.05	1.14	1.39
Portfolio Turnover Rate	46.42	50.77	57.11	66.65	34.07
Net Assets, end of period ($ x 1,000)	38,922	454,240	448,585	382,652	226,648

a  Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	16.48	16.35
Investment Operations:
Investment income—net[b]	.17	.05
Net realized and unrealized gain (loss) on investments	1.69	.98
Total from Investment Operations	1.86	1.03
Distributions:
Dividends from investment income—net	(.18)	(.17)
Dividends from net realized gain on investments	(.21)	(.73)
Total Distributions	(.39)	(.90)
Net asset value, end of period	17.95	16.48
Total Return (%)	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.75[d]
Ratio of net expenses to average net assets	.76	.75[d]
Ratio of net investment income to average net assets	1.02	1.14[d]
Portfolio Turnover Rate	46.42	50.77
Net Assets, end of period ($ x 1,000)	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 350 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

22

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	466,053,810	—	—	466,053,810
Equity Securities - Foreign Common Stocks†	18,609,129	—	—	18,609,129
Registered Investment Companies	10,206,902	—	—	10,206,902

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

24

During the period ended December 31, 2016, The Bank of New York Mellon earned $2,809 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	—	59,460,516	59,460,516	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	11,226,587	40,469,326	46,358,959	5,336,954	1.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	30,638,158	25,768,210	4,869,948	1.0
Total	11,226,587	130,568,000	131,587,685	10,206,902	2.1

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $142,561, undistributed capital gains $3,811,166 and unrealized appreciation $102,228,832.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $4,826,098 and $4,704,458, and long-term capital gains $5,531,730 and $19,242,829, respectively.

NOTE 2â€•Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016 was $28,700, with a related weighted average annualized interest rate of 1.63%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2016 through May 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees,

26

Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $967 during the period ended December 31, 2016.

During the period ended December 31, 2016, the Distributor retained $228 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $3,880 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $7,491 and $1,293, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $10,974 for transfer agency services and $854 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $400.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $41,346 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $291,510, Distribution Plan fees $287, Shareholder Services Plan fees $764, custodian fees $24,316, Chief Compliance Officer fees $7,314 and transfer agency fees $2,480, which are offset against an expense reimbursement currently in effect in the amount of $110.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4â€•Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $213,893,288 and $225,524,847, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $392,641,009; accordingly, accumulated net unrealized appreciation on investments was $102,228,832, consisting of $108,051,252 gross unrealized appreciation and $5,822,420 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Equity Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Equity Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,826,098 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.2054 per share as a long-term capital gain distribution paid on December 19, 2016.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (77)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Large Cap Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6535AR1216

Dreyfus Large Cap Growth Fund

ANNUAL REPORT December 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016, through December 31, 2016, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Large Cap Growth Fund’s Class A shares achieved a total return of 6.72%, Class C shares returned 5.84%, Class I shares returned 7.09%, and Class Y shares returned 7.09%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of 7.08% for the same period.2

U.S. stocks achieved solid returns in 2016 on the strength of positive economic growth and expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. The fund’s Class I and Class Y shares produced returns that were roughly in line with its Index, as strong stock selections in the industrials, materials, and consumer staples sectors were balanced by shortfalls in the information technology sector.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this, we use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies with characteristics such as: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Economic and Political Developments Drove Equity Markets

U.S. stocks moved sharply lower over the opening weeks of 2016 in the midst of weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring as investor sentiment improved in response to rebounding commodity prices, global monetary easing, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding Great Britain’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index advance further over the summer. Stocks gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, stocks again rallied strongly, and the Index achieved record highs as investors anticipated higher government spending, lower corporate taxes, and a less stringent regulatory climate.

Large-cap growth stocks generally trailed their more value-oriented counterparts in this environment, and large-cap stocks lagged small-cap and midcap stocks, on average.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Produced Mixed Results

The fund produced returns that roughly matched the performance of the Index in 2016. Relative results were especially strong in the industrials sector, which was bolstered when corporate restructuring activity and post-election expectations of higher infrastructure spending drove higher the stock prices of heating, ventilation and air conditioning (HVAC) systems provider Ingersoll-Rand and industrial materials producer Illinois Tool Works. In the materials sector, steelmaker Nucor climbed in anticipation of stronger demand for its products, and restructuring actions helped support profit margins for chemicals producer Celanese. Among consumer staples companies, plant-based food and beverages producer WhiteWave Foods reported robust earnings and received an attractive acquisition offer from a France-based food company. The fund also benefited from underweighted exposure to the relatively weak health care sector, where pricing pressures and research-and-development setbacks weighed on investor sentiment.

On a more negative note, disappointing security selections caused some industry groups to lag their respective Index segments. Most notably, in the information technology sector, lack of exposure to Microsoft prevented the fund from participating in the software giant’s advance, and some holdings that had added considerable value in 2015 gave back some of their gains in 2016. Software developer Palo Alto Networks was hurt by a slowdown in spending on cybersecurity solutions, and cloud computing services provider ServiceNow reported weaker-than-expected earnings due to an elongation of its sale cycle.

A Greater Emphasis on Economically Sensitive Companies

While we can’t predict the timing or magnitude of the new presidential administration’s impact on the U.S. economy, we believe the announced emphasis on pro-growth fiscal, tax, and regulatory policies is likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. Therefore, we have placed greater emphasis on companies that seem poised to benefit from stronger economic trends. As of year-end, the fund held overweighted exposure to the consumer staples, industrials, and information technology sectors, but we have identified relatively few opportunities in the health care sector.

January 17, 2017

Please note the position in any security highlighted with italicized typeface was sold during the period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Growth Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, and Class Y shares of Dreyfus Large Cap Growth Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	0.57%	13.13%	6.55%
without sales charge	12/31/86	6.72%	14.49%	7.18%
Class C shares
with applicable redemption charge†	9/13/08	4.84%	13.66%	6.66%††
without redemption	9/13/08	5.84%	13.66%	6.66%††
Class I shares	4/1/97	7.09%	14.83%	7.55%
Class Y shares	10/01/15	7.09%	14.83%††	7.55%††
Russell 1000® Growth Index		7.08%	14.50%	8.33%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.98	$9.85	$4.68	$4.68
Ending value (after expenses)	$1,067.20	$1,063.30	$1,069.50	$1,068.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.84	$9.63	$4.57	$4.57
Ending value (after expenses)	$1,019.36	$1,015.58	$1,020.61	$1,020.61

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2016

Common Stocks - 99.0%	Shares		Value ($)
Capital Goods - 11.8%
3M	3,490		623,209
Boeing	4,108		639,533
Honeywell International	7,349		851,382
Illinois Tool Works	5,483		671,448
Ingersoll-Rand	10,730		805,179
Lockheed Martin	1,708		426,898
United Technologies	3,986		436,945
			4,454,594
Consumer Durables & Apparel - 1.7%
NIKE, Cl. B	12,500		635,375
Consumer Services - 3.7%
Panera Bread, Cl. A	2,215	[a,b]	454,274
Starbucks	7,978		442,939
Yum! Brands	7,723		489,098
			1,386,311
Diversified Financials - 2.9%
Charles Schwab	14,177		559,566
Intercontinental Exchange	4,915		277,304
Invesco	9,274		281,373
			1,118,243
Energy - 1.7%
Anadarko Petroleum	5,112		356,460
Nabors Industries	16,700		273,880
			630,340
Food & Staples Retailing - 1.5%
Costco Wholesale	3,476		556,542
Food, Beverage & Tobacco - 8.2%
Altria Group	6,616		447,374
Constellation Brands, Cl. A	4,113		630,564
Mondelez International, Cl. A	7,350		325,825
Monster Beverage	9,449	[b]	418,969
PepsiCo	7,670		802,512
Philip Morris International	5,317		486,452
			3,111,696
Health Care Equipment & Services - 3.2%
Edwards Lifesciences	2,278	[b]	213,449
UnitedHealth Group	4,468		715,059

8

Common Stocks - 99.0% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.2% (continued)
Zimmer Biomet Holdings	2,676		276,163
			1,204,671
Materials - 3.7%
Celanese, Ser. A	5,627		443,070
Dow Chemical	8,168		467,373
Nucor	8,346		496,754
			1,407,197
Media - 5.0%
Comcast, Cl. A	8,989		620,690
Time Warner	4,188		404,268
Walt Disney	8,193		853,874
			1,878,832
Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
Agilent Technologies	5,644		257,141
Alexion Pharmaceuticals	1,357	[b]	166,029
Allergan	2,026		425,480
Amgen	2,038		297,976
Biogen	1,028	[b]	291,520
BioMarin Pharmaceutical	3,146	[b]	260,615
Bristol-Myers Squibb	8,484		495,805
Celgene	3,638	[b]	421,098
Eli Lilly & Co.	5,952		437,770
Gilead Sciences	6,639		475,419
Incyte	2,530	[b]	253,683
Merck & Co.	4,212		247,960
Vertex Pharmaceuticals	1,840	[b]	135,553
			4,166,049
Real Estate - .9%
Kimco Realty	13,261	[c]	333,647
Retailing - 9.1%
Advance Auto Parts	3,799	[a]	642,487
Amazon.com	2,086	[b]	1,564,229
Lowe's	7,684		546,486
Macy's	9,078		325,083
The TJX Companies	4,912		369,039
			3,447,324
Semiconductors & Semiconductor Equipment - 8.6%
Broadcom	4,262		753,394
Micron Technology	32,139	[b]	704,487

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 8.6% (continued)
NVIDIA	8,944		954,683
QUALCOMM	8,004		521,861
Taiwan Semiconductor Manufacturing, ADR	11,234		322,977
			3,257,402
Software & Services - 18.7%
Accenture, Cl. A	3,390		397,071
Adobe Systems	5,489	[b]	565,093
Alphabet, Cl. A	2,867	[b]	2,271,954
Electronic Arts	4,660	[b]	367,022
Facebook, Cl. A	11,204	[b]	1,289,020
Microsoft	11,996		745,431
salesforce.com	4,430	[b]	303,278
Splunk	6,210	[b]	317,641
Visa, Cl. A	10,396		811,096
			7,067,606
Technology Hardware & Equipment - 5.9%
Apple	17,165		1,988,050
Palo Alto Networks	1,865	[a,b]	233,218
			2,221,268
Telecommunication Services - 1.4%
AT&T	6,622		281,634
Verizon Communications	4,380		233,804
			515,438
Total Common Stocks (cost $26,271,003)			37,392,535
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $394,752)	394,752	[d]	394,752

10

Investment of Cash Collateral for Securities Loaned - 1.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $573,511)	573,511	[d]	573,511
Total Investments (cost $27,239,266)	101.6%		38,360,798
Liabilities, Less Cash and Receivables	(1.6%)		(602,057)
Net Assets	100.0%		37,758,741

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $1,316,460 and the value of the collateral held by the fund was $1,354,724, consisting of cash collateral of $573,511 and U.S. Government & Agency securities valued at $781,213.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	18.7
Capital Goods	11.8
Pharmaceuticals, Biotechnology & Life Sciences	11.0
Retailing	9.1
Semiconductors & Semiconductor Equipment	8.6
Food, Beverage & Tobacco	8.2
Technology Hardware & Equipment	5.9
Media	5.0
Consumer Services	3.7
Materials	3.7
Health Care Equipment & Services	3.2
Diversified Financials	2.9
Money Market Investments	2.6
Consumer Durables & Apparel	1.7
Energy	1.7
Food & Staples Retailing	1.5
Telecommunication Services	1.4
Real Estate	.9
101.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,316,460)—Note 1(b):
Unaffiliated issuers	26,271,003	37,392,535
Affiliated issuers	968,263	968,263
Dividends and securities lending income receivable		49,293
Receivable for shares of Common Stock subscribed		193
Prepaid expenses		17,739
		38,428,023
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		39,451
Cash overdraft due to Custodian		2,441
Liability for securities on loan—Note 1(b)		573,511
Payable for shares of Common Stock redeemed		4,189
Accrued expenses		49,690
		669,282
Net Assets ($)		37,758,741
Composition of Net Assets ($):
Paid-in capital		26,814,947
Accumulated undistributed investment income—net		3,580
Accumulated net realized gain (loss) on investments		(181,318)
Accumulated net unrealized appreciation (depreciation) on investments		11,121,532
Net Assets ($)		37,758,741

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	9,409,941	1,486,351	13,112,200	13,750,249
Shares Outstanding	985,419	160,820	1,335,888	1,400,848
Net Asset Value Per Share ($)	9.55	9.24	9.82	9.82

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	642,951
Affiliated issuers	564
Income from securities lending—Note 1(b)	4,289
Total Income	647,804
Expenses:
Management fee—Note 3(a)	289,454
Shareholder servicing costs—Note 3(c)	63,576
Registration fees	59,187
Professional fees	46,470
Custodian fees—Note 3(c)	21,194
Distribution fees—Note 3(b)	12,490
Prospectus and shareholders’ reports	10,914
Directors’ fees and expenses—Note 3(d)	3,349
Loan commitment fees—Note 2	833
Interest expense—Note 2	619
Miscellaneous	17,454
Total Expenses	525,540
Less—reduction in expenses due to undertaking—Note 3(a)	(101,457)
Less—reduction in fees due to earnings credits—Note 3(c)	(297)
Net Expenses	423,786
Investment Income—Net	224,018
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	553,952
Net unrealized appreciation (depreciation) on investments	1,819,107
Net Realized and Unrealized Gain (Loss) on Investments	2,373,059
Net Increase in Net Assets Resulting from Operations	2,597,077

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015	[a]
Operations ($):
Investment income—net	224,018	211,585
Net realized gain (loss) on investments	553,952	(448,158)
Net unrealized appreciation (depreciation) on investments	1,819,107	1,092,518
Net Increase (Decrease) in Net Assets Resulting from Operations	2,597,077	855,945
Distributions to Shareholders from ($):
Investment income—net:
Class A	(56,611)	(60,321)
Class I	(86,019)	(185,714)
Class Y	(89,604)	(6)
Net realized gain on investments:
Class A	-	(131,022)
Class C	-	(16,094)
Class I	-	(314,437)
Class Y	-	(3)
Total Distributions	(232,234)	(707,597)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,591,409	15,812,422
Class C	144,638	1,432,409
Class I	3,912,389	7,109,461
Class Y	13,404,154	1,000
Distributions reinvested:
Class A	50,491	179,364
Class C	-	6,850
Class I	82,690	354,097
Class Y	307	-
Cost of shares redeemed:
Class A	(9,427,108)	(5,953,017)
Class C	(866,192)	(959,133)
Class I	(18,566,786)	(5,046,406)
Class Y	(1,585,191)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(11,259,199)	12,937,047
Total Increase (Decrease) in Net Assets	(8,894,356)	13,085,395
Net Assets ($):
Beginning of Period	46,653,097	33,567,702
End of Period	37,758,741	46,653,097
Undistributed investment income—net	3,580	8,740

14

	Year Ended December 31,
	2016	2015	[a]
Capital Share Transactions (Shares):
Class A
Shares sold	174,919	1,721,104
Shares issued for distributions reinvested	5,232	19,789
Shares redeemed	(1,024,270)	(689,395)
Net Increase (Decrease) in Shares Outstanding	(844,119)	1,051,498
Class C
Shares sold	16,303	162,054
Shares issued for distributions reinvested	-	764
Shares redeemed	(99,601)	(108,684)
Net Increase (Decrease) in Shares Outstanding	(83,298)	54,134
Class Ib
Shares sold	415,381	775,071
Shares issued for distributions reinvested	8,356	37,735
Shares redeemed	(2,125,734)	(537,732)
Net Increase (Decrease) in Shares Outstanding	(1,701,997)	275,074
Class Yb
Shares sold	1,572,750	114
Shares issued for distributions reinvested	31	-
Shares redeemed	(172,047)	-
Net Increase (Decrease) in Shares Outstanding	1,400,734	114

[a]	Effective October 1, 2015, the fund commenced offering Class Y shares.
[b]	During the period ended December 31, 2016, 1,483,233 Class I shares representing $12,590,674 were exchanged for 1,483,233 Class Y shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.00	8.84	8.96	7.44	6.50
Investment Operations:
Investment income—net[a]	.04	.03	.01	.02	.02
Net realized and unrealized gain (loss) on investments	.57	.28	1.28	2.61	.92
Total from Investment Operations	.61	.31	1.29	2.63	.94
Distributions:
Dividends from investment income—net	(.06)	(.04)	(.00)[b]	(.06)	-
Dividends from net realized gain on investments	-	(.11)	(1.41)	(1.05)	-
Total Distributions	(.06)	(.15)	(1.41)	(1.11)	-
Net asset value, end of period	9.55	9.00	8.84	8.96	7.44
Total Return (%)[c]	6.72	3.40	14.49	36.02	14.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.40	1.51	1.50	1.57
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.19	1.49
Ratio of net investment income to average net assets	.41	.37	.12	.29	.28
Portfolio Turnover Rate	40.65	63.87	91.53	76.66	61.52
Net Assets, end of period ($ x 1,000)	9,410	16,467	6,878	1,906	1,149

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended December 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.73	8.60	8.82	7.34	6.45
Investment Operations:
Investment (loss)—net[a]	(.03)	(.03)	(.05)	(.04)	(.04)
Net realized and unrealized gain (loss) on investments	.54	.27	1.24	2.57	.93
Total from Investment Operations	.51	.24	1.19	2.53	.89
Distributions:
Dividends from net realized gain on investments	-	(.11)	(1.41)	(1.05)	-
Net asset value, end of period	9.24	8.73	8.60	8.82	7.34
Total Return (%)[b]	5.84	2.71	13.66	34.92	13.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.21	2.20	2.29	2.31	2.57
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	2.26
Ratio of net investment (loss) to average net assets	(.34)	(.38)	(.60)	(.42)	(.51)
Portfolio Turnover Rate	40.65	63.87	91.53	76.66	61.52
Net Assets, end of period ($ x 1,000)	1,486	2,130	1,635	315	159

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.23	9.07	9.16	7.61	6.64
Investment Operations:
Investment income—net[a]	.06	.06	.03	.05	.05
Net realized and unrealized gain (loss) on investments	.59	.27	1.32	2.66	.94
Total from Investment Operations	.65	.33	1.35	2.71	.99
Distributions:
Dividends from investment income—net	(.06)	(.06)	(.03)	(.11)	(.02)
Dividends from net realized gain on investments	-	(.11)	(1.41)	(1.05)	-
Total Distributions	(.06)	(.17)	(1.44)	(1.16)	(.02)
Net asset value, end of period	9.82	9.23	9.07	9.16	7.61
Total Return (%)	7.09	3.60	14.79	36.40	14.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.10	1.15	1.14	1.11
Ratio of net expenses to average net assets	.90	.90	.90	.93	1.05
Ratio of net investment income to average net assets	.65	.61	.32	.55	.64
Portfolio Turnover Rate	40.65	63.87	91.53	76.66	61.52
Net Assets, end of period ($ x 1,000)	13,112	28,054	25,055	26,328	25,967

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended December 31,
Class Y Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	9.23	8.74
Investment Operations:
Investment income—net[b]	.06	.02
Net realized and unrealized gain (loss) on investments	.59	.55
Total from Investment Operations	.65	.57
Distributions:
Dividends from investment income—net	(.06)	(.05)
Dividends from net realized gain on investments	-	(.03)
Total Distributions	(.06)	(.08)
Net asset value, end of period	9.82	9.23
Total Return (%)	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	2.36[d]
Ratio of net expenses to average net assets	.90	.90[d]
Ratio of net investment income to average net assets	.68	.69[d]
Portfolio Turnover Rate	40.65	63.87
Net Assets, end of period ($ x 1,000)	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 350 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

21

NOTES TO FINANCIAL STATEMENTS (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

22

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	36,316,164	-	-	36,316,164
Equity Securities-Foreign Common Stocks†	1,076,371	-	-	1,076,371
Registered Investment Companies	968,263	-	-	968,263

† See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $845 from lending portfolio securities, pursuant to the securities lending agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	7,607	6,183,627	6,191,234	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	1,439,446	7,083,853	8,128,547	394,752	1.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	1,149,524	576,013	573,511	1.5
Total	1,447,053	14,417,004	14,895,794	968,263	2.6

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

24

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $19,444 and unrealized appreciation $10,959,658.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. The fund has $19,444 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $232,234 and $257,689, and long-term capital gains $0 and $449,908, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to an excess distribution, the fund increased accumulated undistributed investment income-net by $3,056 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016 was approximately $42,600 with a related weighted average annualized interest rate of 1.45%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from January 1, 2016 through May 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $101,457 during the period ended December 31, 2016.

During the period ended December 31, 2016, the Distributor retained $2,379 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $12,490 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $33,523 and $4,163, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

26

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $13,268 for transfer agency services and $633 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $297.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $21,194 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,473, Distribution Plan fees $917, Shareholder Services Plan fees $2,365, custodian fees $11,553, Chief Compliance Officer fees $7,314 and transfer agency fees $1,983, which are offset against an expense reimbursement currently in effect in the amount of $7,154.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2016, amounted to $16,819,057 and $28,049,114, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $27,401,140; accordingly, accumulated net unrealized appreciation on investments was $10,959,658, consisting of $11,434,215 gross unrealized appreciation and $474,557 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Growth Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Growth Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $232,234 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (77)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

30

Lynn Martin (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

32

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

33

For More Information

Dreyfus Large Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6574AR1216

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,062 in 2015 and $67,712 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $14,158 in 2015 and $12,860 in 2016. For the fiscal year ended 2015, these services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (“Rule 17f-2) (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies. For the fiscal year ended 2016, said services consisted of security counts required by Rule 17f-2.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,958 in 2015 and $7,531 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $179 in 2015 and $242 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,055,582 in 2015 and $17,871,092 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 24, 2017

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)